SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 17, 2006

WELWIND ENERGY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

(former name or former address, if changed since last report)

Delaware	000-26673	98-0207081
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10-20172 113B Avenue Maple Ridge, British Columbia Canada V2X 0Y9
Canada
(Address of principal executive offices)
604-460-8487
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 17, 2006, the Registrant, formerly known as Vitasti, Inc. (the “Company”), and Welwind International Energy Corporation, a corporation duly incorporated under the laws of the Province of Alberta, Canada, (“Welwind”) and the shareholders of Welwind (the “Shareholders”), entered into a Share Exchange Agreement (the ‘Agreement”). The parties closed the Agreement on the 17th of August 2006 as well. Per the Agreement, the Company acquired 100% of Welwind in exchange for 11,000,000 unregistered shares of the Registrant, which were distributed to the Shareholders as required by the terms of the Agreement. For purposes of the Agreement, the shares were valued at $0.10 per share for an aggregate value of $1.1 million. The Shareholders are subject to the resale provisions of Rule 144.

The Registrant, Welwind and the Shareholders have made customary representations, warranties and covenants in the Agreement. Closing conditions included, among others, (i) the Company’s receipt of all transaction documents necessary as set forth under the terms of the Agreement; (ii) absence of any law or order prohibiting the consummation of the Share Exchange; (iii) the continued accuracy of each party’s representations and warranties contained in the Agreement; and (iv) compliance with each party’s covenants. The Agreement contains certain termination rights for the parties to the Agreement.

The foregoing description of the Agreement does not purport to be a complete summary and description of the material terms and conditions of the Agreement, and is qualified in its entirety to the complete text of the Agreement, which is filed as Exhibit 1.01 to this Current Report on From 8-K and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Welwind Energy International Corporation
(A Development Stage Company)

Index

Report of Independent Registered Public Accounting Firm                F-1

Balance Sheets                                         F-2

Statements of Operations                                    F-3

Statements of Cash Flows                                    F-4

Statement of Stockholders’ Equity (Deficit)                          F-5

Notes to the Financial Statements                                      F-6

MANNING ELLIOTT LLP, CHARTERED ACCOUNTANTS

Report of Independent Registered Public Accounting Firm

To the Directors and Stockholders
Welwind Energy International Corporation
(A Development Stage Company)

We have audited the accompanying balance sheets of Welwind Energy International Corporation as of August 17, 2006 and December 31, 2005, and the related statements of operations, cash flows and stockholders' deficit for the periods from January 1, 2006 to August 17, 2006, April 8, 2005 (Date of inception) to December 31, 2005 and accumulated from April 8, 2005 (Date of inception) to August 17, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Welwind Energy International Corporation as of August 17, 2006 and December 31, 2005, and the results of its operations and its cash flows for the periods from January 1, 2006 to August 17, 2006, April 8, 2005 (Date of inception) to December 31, 2005 and accumulated from April 8, 2005 (Date of inception) to August 17, 2006, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated any revenue and has incurred significant operating losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MANNING ELLIOTT LLP

CHARTERED ACCOUNTANTS

Vancouver, Canada

December 19, 2006

Welwind Energy International Corporation
(A Development Stage Company)
Balance Sheets
(Expressed in Canadian dollars)

	August 17, 2006 $	December 31, 2005 $

ASSETS

Current Assets

Cash	2,194	-
Prepaid expenses and deposits	7,172	-

Total Current Assets	9,366	-
Property and equipment (Note 3)	12,324	-

Total Assets	21,690	-

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities

Accounts payable	2,277	-
Due to related parties (Note 4)	23,857	-
Due to Welwind Energy International Corp. (Note 5)	77,657	-

Total Liabilities	103,791	-

Commitments and Contingencies (Note 1)

Stockholders’ Equity (Deficit)

Common Stock

Authorized: Unlimited Class A common stock, no par value Unlimited Class B common stock, no par value Unlimited Class C common stock, no par value Unlimited Class D common stock, no par value

Issued: 210 Class A common stock	210	210

Subscriptions receivable	-	(210)

Deficit Accumulated During the Development Stage	(82,311)	-

Total Stockholders’ Equity (Deficit)	(82,101)	-

Total Liabilities and Stockholders’ Equity (Deficit)	21,690	-

(The accompanying notes are an integral part of the financial statements)

Welwind Energy International Corporation
(A Development Stage Company)
Statements of Operations
(Expressed in Canadian dollars)

	Accumulated from April 8, 2005 (date of inception) To August 17,	January 1, 2006 To August 17,	For the period from April 8, 2005 (date of inception) To December 31,
	2006	2006	2005
	$	$	$

Expenses

General and administrative	21,375	21,375	-
Professional fees	12,817	12,817	-
Travel and entertainment	48,119	48,119	-

Total Expenses	82,311	82,311	-

Net Loss	(82,311)	(82,311)	-

Net Loss Per Share - Basic and Diluted		(391.96)	-

Weighted Average Shares Outstanding		210	210

(The accompanying notes are an integral part of the financial statements)

Welwind Energy International Corporation
(A Development Stage Company)
Statements of Cash Flows
(Expressed in Canadian dollars)

	Accumulated from April 8, 2005 (date of inception) to August 17,	January 1, 2006 to August 17,	For the period from April 8, 2005 (date of inception) to December 31,
	2006	2006	2005
	$	$	$

Operating Activities

Net loss	(82,311)	(82,311)	-

Adjustment to reconcile net loss to cash used in operating activities:
Amortization	853	853	-

Change in operating assets and liabilities
Prepaid expenses and deposits	(7,172)	(7,172)	-
Accounts payable	2,277	2,277	-
Due to related parties	23,667	23,667	-

Net Cash Used In Operating Activities	(62,686)	(62,686)	-

Investing Activities

Purchase of property and equipment	(13,177)	(13,177)

Net Cash Used In Investing Activities	(13,177)	(13,177)	-

Financing Activities

Subscriptions received for common stock	210	210	-
Advances from related parties	190	190	-
Advance from Welwind Energy International Corp.	77,657	77,657	-

Net Cash Provided By Financing Activities	78,057	78,057	-

Increase in cash and cash equivalents	2,194	2,194	-

Cash and cash equivalents- Beginning of period	-	-	-

Cash and cash equivalents - End of period	2,194	2,194	-

Supplemental Disclosures
Interest paid	-	-	-
Income taxes paid	-	-	-

(The accompanying notes are an integral part of the financial statements)

Welwind Energy International Corporation
Statement of Stockholders’ Equity (Deficit)
For the Period from April 8, 2005 (Date of Inception) to August 17, 2006
(Expressed in Canadian dollars)

	Class A Shares	Amount	Subscriptions Receivable	Deficit Accumulated During the Development Stage	Total
	#	$	$	$	$

Balance - April 8, 2005 (Date of Inception)	-	-	-	-	-

Issue of common stock at $1.00 per share	210	210	(210)	-	-

Balance - December 31, 2005	210	210	(210)	-	-

Subscriptions received	-	-	210	-	210

Net loss for the period	-	-	-	(82,311)	(82,311)

Balance - August 17, 2006	210	210	-	(82,311)	(82,101)

(The accompanying notes are an integral part of the financial statements)

Welwind Energy International Corporation
(A Development Stage Company)
Notes to the Financial Statements
August 17, 2006
(Expressed in Canadian dollars)

1. Development Stage Company

The Company was incorporated in the Province of Alberta, Canada, on April 8, 2005 as 1163318 Alberta Ltd. On December 19, 2005, the Company changed its name to Welwind Energy International Corp. The Company is a Development Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7 “Accounting and Reporting by Development Stage Enterprises”. The Company’s principal business is to build, own and operate wind farms on an international scale.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has never generated revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at August 17, 2006, the Company has never generated any revenue, has a working capital deficit of $94,425 and has accumulated losses of $82,311 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Refer to Note 5.

2. Summary of Significant Accounting Policies

a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in Canadian dollars. The Company’s fiscal year-end is December 31.

b)	Interim Financial Statements

These interim financial statements for the period ended August 17, 2006 have been prepared on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

c)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

d)	Basic and Diluted Net Income (Loss) Per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share". SFAS No. 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

e)	Cash and Cash Equivalents
The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

Welwind Energy International Corporation
(A Development Stage Company)
Notes to the Financial Statements
August 17, 2006
(Expressed in Canadian dollars)

2. Summary of Significant Accounting Policies (continued)

f)	Property and Equipment

Property and equipment consists of computer hardware, furniture and wind equipment and is recorded at cost. Computer hardware is depreciated on a declining balance basis at a rate of 30% per year. Furniture is depreciated on a declining balance basis at a rate of 20% per year. Wind equipment is under construction, and is will not be depreciated until put into use.

g)	Financial Instruments

The fair values of financial instruments, which include cash, prepaid expenses and deposits, accounts payable, due to related parties and due to Welwind Energy International Corp. were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company’s operations are in Canada and China which results in exposure to market risks from changes in foreign currency rates. The financial risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

h)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 “Accounting for Income Taxes” as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. Potential benefit of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

i)	Foreign Currency Translation

The Company's functional and reporting currency is the Canadian dollar. Monetary assets and liabilities denominated in foreign currencies are translated to Canadian dollars in accordance with SFAS No. 52 “Foreign Currency Translation” using the exchange rate prevailing at the balance sheet date. Gains and losses arising on settlement of foreign currency denominated transactions are included in the determination of net income or loss. Foreign currency transactions are primarily undertaken in Chinese Renminbi. At August 17, 2006, the exchange rate for one Chinese Renminbi was $0.1405 CAD. For the period from January 1, 2006 to August 17, 2006, the average exchange rate for one Chinese Renminbi was $0.14181 CAD. The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

j)	Stock-based Compensation

The Company follows the guidance of SFAS No. 123R “Share Based Payments”, and accounts for stock based compensation and share based payments using the fair value method of accounting. The Company has not issued any stock options or share based payments since inception.

k)	Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

Welwind Energy International Corporation
(A Development Stage Company)
Notes to the Financial Statements
August 17, 2006
(Expressed in Canadian dollars)

2. Summary of Significant Accounting Policies (continued)

l)	Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statements No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing a two-step method of first evaluating whether a tax position has met a more likely than not recognition threshold and second, measuring that tax position to determine the amount of benefit to be recognized in the financial statements. FIN 48 provides guidance on the presentation of such positions within a classified statement of financial position as well as on derecognition, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity's first fiscal year beginning after September 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140", to simplify and make more consistent the accounting for certain financial instruments. SFAS No. 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", to permit fair value re-measurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, "Accounting for the Impairment or Disposal of Long-Lived Assets", to allow a qualifying special-purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

3. Property and equipment

	Cost $	Accumulated depreciation $	August 17, 2006 Net carrying value $	December 31, 2005 Net carrying value $

Wind equipment	7,784	-	7,784	-
Computer hardware	2,106	(373)	1,734	-
Office furniture and equipment	3,287	(480)	2,806	-

	13,177	(853)	12,324	-

Welwind Energy International Corporation
(A Development Stage Company)
Notes to the Financial Statements
August 17, 2006
(Expressed in Canadian dollars)

4. Related Party Transactions

As at August 17, 2006, the Company is indebted to related parties in the amount of $23,857 representing expenses incurred on behalf of the Company. The amounts are unsecured, non-interest bearing and are due on demand.

5. Due to Welwind Energy International Corporation

On April 11, 2006, the Company entered into an Asset Purchase Agreement, subsequently replaced by a Share Exchange Agreement (the “Agreement”) with Welwind Energy International Corp. (“WEIC”) (formerly Vitasti, Inc.), a public company incorporated in the state of Delaware, United States, to sell 100% of the outstanding and issued share capital of the Company in exchange for 11,000,000 restricted shares of WEIC with a fair value of US$1,387,623. During the period ended August 17, 2006, WEIC advanced $77,657 to the Company as a non-interest bearing loan towards the development of its wind power business. On June 22, 2006, WEIC issued 11,000,000 shares of common stock which were held in the trust account of the Company’s legal counsel, pending the closing of the transaction. On August 17, 2006, the transaction closed and the Company became a wholly-owned subsidiary of WEIC.

6. Common Stock

On April 8, 2005, the Company issued 210 Class A shares of common stock at $1.00 per share for cash proceeds of $210. The Company received the proceeds on May 2, 2006.

(b) Pro Forma Financial Information.

Welwind Energy International Corporation
(formerly Vitasti, Inc.)
(Unaudited)

Index

Pro Forma Consolidated Balance Sheet                                  F-1

Pro Forma Consolidated Statement of Operations                        F-2

Notes to the Pro Forma Consolidated Financial Statements                F-3

Welwind Energy International Corporation
(formerly Vitasti, Inc.)
Pro Forma Consolidated Balance Sheet
(expressed in Canadian dollars)
(Unaudited)

	Welwind Energy International Corporation (formerly Vitasti, Inc.) June 30, 2006	Welwind Energy International Corporation August 17, 2006		Pro Forma Adjustments	Pro Forma Consolidated Balance Sheet
	$	$		$	$
				Note 2
Assets

Current Assets
Cash Accounts receivable Inventory Prepaid expenses	4,451 8,978 930 394,399	2,194 - - 7,172		- - - -	6,645 8,978 930 401,571

Total Current Assets	408,758	9,366		-	418,124
Advance	78,550	-	a)	(78,550)	-
Investment	2,020,656	-	b)	(2,020,656)	-
Property and Equipment, net	5,100	12,324		-	17,424
Intangible Assets	-	-	b)	245,016	245,016
Goodwill	-	-	b)	1,469,171	1,469,171

Total Assets	2,513,064	21,690		(385,019)	2,149,735

Liabilities and Stockholders’ Equity (Deficit)

Current Liabilities
Accounts payable	51,980	2,277		-	54,257
Accrued liabilities	39,731	-		-	39,731
Due to Welwind Energy International Corp.	-	77,657	a)	(77,657)	-
Due to related parties	444,874	23,857		-	468,731

Total Liabilities	536,585	103,791		(77,657)	562,719

Stockholders’ Equity (Deficit)

Preferred Stock	-	-		-	-
Common Stock	69,213	210	b)	(210)	69,213
Additional Paid-in Capital	8,395,422	-	b)	(388,570)	8,006,852
Stock subscriptions receivable	(78,241)	-		-	(78,241)
Accumulated other comprehensive loss	-	-	a)	(893)	(893)
Accumulated Deficit	(6,409,915)	(82,311)	b)	82,311	(6,409,915)

Total Stockholders’ Equity (Deficit)	1,976,479	(82,101)		(307,362)	1,587,016

Total Liabilities and Stockholders’ Equity (Deficit)	2,513,064	21,690		(385,019)	2,149,735

Welwind Energy International Corporation
(formerly Vitasti, Inc.)
Pro Forma Consolidated Statement of Operations
(Expressed in Canadian Dollars)
(unaudited)

	Welwind Energy International Corporation (formerly Vitasti, Inc.)	Welwind Energy International Corporation
	For the Six Months Ended June 30, 2006 $	From January 1, 2006 to August 17, 2006 $	Pro Forma Adjustments $	Pro Forma Consolidated Statement of Operations $
			Note 2
Revenue	70,881	-	-	70,881

Cost of sales	(19,620)	-	-	(19,620)

Gross profit	51,261	-	-	51,261

Operating expenses
General and administrative	785,630	82,311	-	867,941

Loss from continuing operations	734,369	82,311	-	816,680

Other expenses
Loss on settlement of debt	94,517	-	-	94,517

Net loss	(828,886)	(82,311)	-	(911,197)

Welwind Energy International Corporation
(formerly Vitasti, Inc.)
Notes to the Pro Forma Consolidated Balance Sheet
(expressed in U.S. dollars)
(Unaudited)

1. General

Pursuant to an Asset Purchase Agreement dated April 11, 2006 (the “Agreement”), which closed on August 17, 2006, the Company agreed to issue 11,000,000 restricted shares of common stock in exchange for 100% of the issued and outstanding share capital of Welwind Energy International Corporation (“WEIC”). WEIC is a private Canadian company involved in building, owning and operating wind farms on an international scale.

The purchase was paid with 11,000,000 restricted shares of common stock issued on June 22, 2006, with a fair value of $2,020,656. Also, during the period ended June 30, 2006, $77,657 was advanced by the Company to WEIC, as a non-interest bearing loan towards the development of its business.

The acquisition has been accounted for in accordance with SFAS No. 141 “Business Combinations” using the purchase method of accounting. The pro forma consolidated balance sheet of the Company has been prepared by combining the unaudited balance sheet of the Company at June 30, 2006 with the audited balance sheet of WEIC at August 17, 2006. The pro forma consolidated statement of operations of the Company has been prepared by combining the unaudited statement of operations of the Company for the six month period ended June 30, 2006 with the audited statement of operations of WEIC from January 1, 2006 to August 17, 2006.

The pro forma consolidated balance sheet should be read in conjunction with the financial statements of the Company and the notes thereto for the year ended December 31, 2005 as included in Annual Form 10-KSB.

2.Summary of Pro Forma Adjustments

The pro forma consolidated balance sheet and the pro forma consolidated statement of operations include the following adjustments:

a)	To eliminate the intercompany advances and recognize a foreign currency translation adjustment of $893 to other comprehensive loss..

b)	To give effect to the shares issued by the Company for the acquisition of 100% of the issued and outstanding common stock of WEIC and to eliminate the pre-acquisition equity of WEIC.

(c) Exhibits.

10.1 Share Exchange Agreement by and among Vitasti, Inc., Welwind Energy International Corporation, and the shareholders of Welwind Energy International Corporation. (previously filed)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Welwind Energy International Corp.

By:	/s/ Tammy-Lynn McNabb
Name: Tammy Lynn McNabb
Title: CEO and President

Dated: December 18, 2006